T. Rowe Price Institutional Large-Cap Growth Fund

Supplement to Summary Prospectus Dated May 1, 2016

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2017, Taymour R. Tamaddon will replace Robert W. Sharps as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Tamaddon joined T. Rowe Price in 2004.

The date of this supplement is May 13, 2016.

E139-041-S 5/13/16